2Q 2024 Earnings Presentation August 7, 2024

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential”, “guidance”, or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; the COVID-19 pandemic, or any future similar pandemic or health epidemic; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the company with the Securities and Exchange Commission (the “SEC”) on March 1, 2024, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA from Continuing Operations, Adjusted EBTIDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA from Continuing and Discontinued Operations. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing Operations, Adjusted EBTIDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA from Continuing and Discontinued Operations provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations means net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock-based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) reorganization expenses, (xiii) litigation expenses (recovery), (xiv) costs associated with COVID-19, net of benefits received, (xv) costs associated with (recovery from) the Take 5 Matter, (xvi) EBITDA for economic interests in investments and (xvii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) from Continuing Operations before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock-based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) reorganization expenses, (ix) litigation expenses (recovery), (x) costs associated with COVID-19, net of benefits received, (xi) costs associated with (recovery from) the Take 5 Matter, (xii) EBITDA for economic interests in investments and (xiii) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment. Adjusted EBITDA Margin with respect to the applicable segment means Adjusted EBITDA by Segment divided by total revenues and revenues net of pass-through costs.  Revenues net of pass-through costs and Revenues net of pass-through costs by segment means revenues less pass-through costs that are paid by Advantage's clients, including media, sample, retailer fees and other marketing and production costs. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment. Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities from Continuing and Discontinued Operations less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest; (ii) cash paid for income taxes; (iii) cash received from interest rate derivatives (iv) cash paid for acquisition and divestiture related expenses; (v) cash paid for contingent earnout payments included in operating cash flow (vi) cash paid for reorganization expenses; (vii) cash paid for costs associated with COVID-19, net of benefits received; (viii) net effect of foreign currency fluctuations on cash; (ix) cash paid for costs associated with the Take 5 Matter; and (x) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA from Continuing and Discontinued Operations. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

2Q 2024: Business Simplification Substantially Complete Macroeconomic environment remained dynamic Wage inflation was a headwind as price realization in 2Q’24 did not fully cover inflationary pressures Persistently high cost of living is stressing a growing number of consumers, causing market softness with CPGs and the traditional grocery channel, which impacted Branded Services and Retailer Services CPGs continue to drive innovation and utilize in-store sampling in partnership with retailers to drive product awareness, which benefitted Experiential Services Focus on core capabilities as a unified company Simplification initiatives to rationalize the portfolio and align capabilities with economic buyers are substantially complete Received ~$280M in proceeds YTD from divestitures, including ~$130M from the close of the Jun Group sale Midway through the transformation to create a unified organization with interconnected core capabilities to better serve clients Improving business trajectory Revenues from Continuing Operations were $873M (-9% vs. 2Q’23, and +1% on an organic basis) Adj. EBITDA from Continuing Operations was $90M, in line with the prior year; margins were 10.3% and 12.0% excluding $123M of pass-through costs Adjusted Unlevered FCF of $129M, or 132% of Adj. EBITDA from Continuing and Discontinued Operations Disciplined and opportunistic capital allocation strategy to maximize returns for equity holders Repurchased ~$27M of senior secured notes at favorable discounts to par Net leverage ratio was 4.1x as of June 30 (continuing and discontinued operations) Repurchased ~8M shares YTD as of July 31 Lowered 2024 Capex guidance to $65M to $80M and interest expense guidance to $155M to $165M; Adjusted Unlevered FCF conversion expected at the high end of the 55% to 65% range(1) Reaffirm 2024 Guidance Revenues and Adjusted EBITDA from Continuing Operations are expected to grow low single-digits (1) On a continuing and discontinued operations basis

Divestitures Substantially Complete Enabling Focus on Core Capabilities 11/30/23 Advantage Smollan Limited Reduced stake to 49.6% minority position in exchange for cash and other considerations 1/31/24 Foodservice Businesses Sold to KeyImpact Sales & Systems to form Acxion Foodservice joint venture; Advantage retained a 7.5% stake in combined business 1/31/24 Tata Consultancy Services Modernized IT support services 1/31/24 Genpact Streamline and automate Advantage’s client business process optimization and administrative services 5/1/24 Adlucent Sold to BarkleyOKRP 7/31/24 Jun Group Sold to Verve Group 6/04/24 The Data Council Sold to SPINS 6/10/24 Strong Analytics Sold to OneSix Solutions 10/30/23 Atlas Technology Group Sold to Crisp

Enhancing Capabilities, Driving Efficiencies, and Unlocking Value Untapped Potential PAST Scale Expertise Relationships FUTURE Realize Full Potential People-first culture Best-in-class commercial excellence Higher ROI & growth for clients Accelerate revenue growth and margin expansion One Advantage Company & Culture Simplify & Transform PRESENT Improved financial discipline Strategic divestitures (Substantially Complete) Integrated operations Cross- selling Modernized technology Enhancing employee experience .

Succeed by connecting and collaborating across the enterprise and believe a win for the team is a win for every teammate. Recognized for Delivering Through People and Purpose to Strengthen Performance PUT PEOPLE FIRST SERVE WITH HEART EXECUTE RELENTLESSLY WIN TOGETHER LEAD WITH INSIGHTS Celebrate diverse strengths and create equitable opportunities for teammates to realize their personal and professional dreams. Relate with integrity, seek to understand and serve with care. Lead through constant curiosity, building from new interactions and new insights. Committed to exceeding goals for our brand and retail partners, and each other. 7th Largest Agency Company In North America America's Greatest Workplaces for Women Gold Star Partners OUR VALUES

Branded Services Serving as the strategic extension of CPG sales and marketing teams with services including selling to retailers, retail merchandising and omnichannel marketing, leading brand and retail execution for a large and diverse client base Highlights Enhancing Commercial Value Turning real-time intel into alerts to shape growth strategies and deploy teams on demand Investing in AI to increase speed and precision Scaling emerging growth brands nationally in collaboration with L.A. Libations Product, Aisle & Shelf Reinvention Private Brands Brand & Retail Execution Business Intel & Growth Omni- channel Marketing 7 Source: Internal estimates

Experiential Services

Helping brands break through, build loyalty and drive sales with omnichannel sampling experiences in-store and online

Highlights Enhancing Commercial Value:

- Expanding omnichannel penetration
- Building on the power of sampling

~85%

Shoppers indicate sampling impacts the purchase decision

~65%

Shoppers make a purchase same day or later and spend up to 3X more after sampling

- Cross-selling to serve more CPGs and innovating to better serve retailers

Source: Actual post event reports which combine internal and participating client data



EXPERIENTIAL
BRANDED
RETAILER
Business Intel & Growth
Brand & Retail Execution
Product, Aisle & Shelf Reinvention
Private Brands
Omni-channel Marketing

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Providing end-to-end solutions for retailers, including private brand strategy, merchandising, retail media and aisle/ shelf optimization Highlights Enhancing Commercial Value: Modernizing tech to diagnose stock levels and fill shelf gaps faster Leveraging new efficiencies to enhance off-shelf opportunities Launching new retail media solutions in collaboration with Swiftly Driving shopper behavior, trips and conversion with targeted promotions on mobile and in stores Retailer Services Product, Aisle & Shelf Reinvention Private Brands Brand & Retail Execution Business Intel & Growth Omni- channel Marketing 9

Uniquely Positioned at the Intersection of … CPG Manufacturers Physical Retail National Brand Retailers E-Commerce Private Brand Product, Aisle & Shelf Reinvention Private Brands Brand & Retail Execution Business Intel & Growth Omni- channel Marketing

Full Year Performance Expected to be More Weighted to the Second Half of the Year 1 2 3 Seasonality favors the second half of the year Increased activity including contributions from client wins earlier this year Continued ramp-up of demonstration activity in Experiential Services Optimizing a unified company for business opportunities Right-sizing talent resources, particularly in Branded Services Realize benefits from strategic collaborations such as Genpact and Tata Consulting Services Better manage overhead costs Focus on price realization to help combat wage inflation Secured additional pricing in all three segments 2024 Revenues and Adjusted EBITDA from Continuing Operations are expected to grow low single-digits

Strengthening Position as a Provider of Choice Building on Proven Strengths Unparalleled Insights and Expertise Unmatched Execution Lasting Relationships Enhancing Commercial Capabilities High Tech Advanced, real-time insights and on-demand solutions enhancing speed and precision High Touch Interconnected operations model delivering dedicated expertise and exceptional service High Value Top talent generating demand and ROI + Generating consumer demand Converting shoppers into buyers Delivering long-term profitable growth = Stronger Results, Returns and Value

Improved Performance in a Dynamic Market Increased in-store demonstration events per day resulted in continued strong performance from Experiential Services Improving trajectory for Branded Services European joint venture accounted for $101M in 2Q’23 revenues (deconsolidated in 4Q’23) Results negatively impacted by market softness in branded products and traditional grocery channels for Branded and Retailer Services Improved execution in Retailer Services Price realization across all three segments but not enough to offset persistently high wage inflation 2Q’24 Performance Commentary TOTAL ADVANTAGE $ in millions Y/Y growth Revenues (Continuing Operations) $ in millions Y/Y growth % margin(1) Adjusted EBITDA (Continuing Operations) (1) Excludes the impact of the deconsolidation of European JV and pass-through costs in revenues Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding (9)% +1%(1) 0% $873 $964

Improving Business Trajectory Improving trajectory due to better execution and cost reductions in response to current market conditions and planned client losses Market softness in certain branded products and the traditional grocery channel Year-over-year decline primarily due to $101 million European JV revenues in 2Q’23 (deconsolidated in 4Q’23) Additional cost reductions are expected in the second half of the year along with increased client activity 2Q’24 Performance Commentary BRANDED SERVICES $ in millions Y/Y growth Revenues (Continuing Operations) $ in millions Y/Y growth % margin(1) Adjusted EBITDA (Continuing Operations) (1) Excludes the impact of the deconsolidation of European JV and pass-through costs in revenues Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding (28)% (6)%(1) $322 $447 (17)%

Strong Performance Driven by Increased Events per Day Average daily demo activity grew ~11% year-over-year Execution rate (ability to meet event demand) exceeded 92% Revenue and margin improvement also aided by price realization Expect a continued increase in events per day in the second half of the year 2Q’24 Performance Commentary EXPERIENTIAL SERVICES $ in millions Y/Y growth Revenues (Continuing Operations) $ in millions Y/Y growth % margin(1) Adjusted EBITDA (Continuing Operations) (1) Excludes pass-through costs in revenues Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding +12% +12%(1) $320 $285 +40%

Improved Execution Increased Profitability Adjusted EBITDA performance driven by improved execution managing talent deployment and overall costs Softer market conditions in the traditional grocery channel offset timing benefit from the Easter Holiday Expect increased activity in the second half of the year 2Q’24 Performance Commentary RETAILER SERVICES $ in millions Y/Y growth Revenues (Continuing Operations) $ in millions Y/Y growth % margin Adjusted EBITDA (Continuing Operations) Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding 0% +12%

Capitalization Summary

As of 6/30/2024

Net Debt Overview

$ in millions	Maturity	Rate	Outstanding
First Lien Term Loan	2027	S+4.25%[2]	$1,142
Senior Secured Notes	2028	6.50%	666
Total Gross Debt			**$1,808**
Less: Cash and Cash Equivalents			(154)
Total Net Debt[1]			**$1,654**

4.1x Net Debt / LTM Adj. EBITDA; ~89% hedged / fixed
(inclusive of discontinued operations)

Maturity Schedule

$ in millions



$1,598(3)
$456
$1,142
$666
2027E
2028E
1L Term Loan
Sr. Secured Notes

No meaningful maturities for ~3 years

Equity Capitalization

- 323,020,596 Class A Common shares outstanding
- 8,875,170 Treasury shares outstanding
- 18,578,321 Warrants @ $11.50 exercise price
- 22,574,991 RSUs and PSUs[4]
- 20,433,018 Options

Cash Detail

- Cash balance of $154M
- 2Q'24 share repurchases: ~$9M / 2.3M Shares
  - Approximately 8M shares repurchased YTD through 7/31/24
- 2Q'24 voluntary debt repurchases: $26.5M (face value)
  - Voluntary repurchases YTD through 6/30/24: $77.5M (face value)

(1) Net debt is a non-GAAP financial measure and includes Other Debt of approximately $0.2M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto
(2) First Lien Term Loan rate subject to 0.75% SOFR floor plus 0.26% SOFR spread. In April 2024, the Company's Term Loan Facility was amended to reduce the applicable interest rate margin on the term loan by 0.25% (a) from 4.50% to 4.25% for SOFR loans or (b) from 3.50% to 3.25% for base rate loans
(3) First Lien Term Loan that amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,142M obligation in 2027E maturity as of 6/30/24, $456M of the borrowing capacity of Revolving Credit Facility includes $44M letter of credit
(4) PSUs represent the number of underlying shares that would be issued at Target performance levels
Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure

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Reaffirming 2024 Guidance

Growth during a year of investment

$ in millions

2024 Guidance
(on a continuing operations basis)

	Prior	Current
Revenues	Low single digit growth	Low single digit growth
Adjusted EBITDA	Low single digit growth	Low single digit growth
Adjusted Unlev. FCF[1]	55%-65% of Adj. EBITDA	55%-65% of Adj. EBITDA (High-end of the range)
Net Interest Expense	$170 - $180	$155 - $165
Capex	$90 - $110	$65 - $80

Note: Prior 2024 guidance for revenues and Adjusted EBITDA was based on continuing and discontinued operations

Long-term net leverage target less than 3.5x

2024-2026 IT Transformation Capex: $140M to $150M
(prior guidance was $160M to $170M)

Commentary

- As planned, full-year performance more weighted to 2H due to increased activity and additional price realization
- Investing heavily in 2024 behind IT in both ERP and data modernization to drive speed and efficiency
- Transformation initiatives and reorganization delivering cost reductions to drive efficiencies while adapting to current market conditions
- Maintaining financial discipline to drive operating efficiencies and retain working capital benefits
- Expect Adjusted Unlevered FCF conversion to be at the high end of guidance
- Focused on maximizing returns for equity holders (deleveraging, share repurchases and investing in core business)

(1) On a continuing and discontinued operations basis
See the Appendix for a reconciliation of 2023 non-GAAP financial measures to the most comparable GAAP measure

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Appendix

Non-GAAP Reconciliation (1/6) Net income to Adjusted EBITDA from Continuing Operations

Non-GAAP Reconciliation (2/6) Operating income from continuing operations to Adjusted EBITDA by Segment

Non-GAAP Reconciliation (3/6) Revenues to Revenues net of pass-through costs

Non-GAAP Reconciliation (4/6) LTM Adjusted EBITDA and Net Debt

Non-GAAP Reconciliation (5/6) Cash flow to Adjusted Unlevered Free Cash Flow

Non-GAAP Reconciliation (6/6)

Note: Numerical figures included in this slide have been subject to rounding adjustments

a. Represents non-cash compensation expense related to the 2020 Incentive Award Plan and the 2020 Employee Stock Purchase Plan.

b. Represents expenses related to (i) equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. ("Topco") made to one of the equity holders of Topco and (ii) equity-based compensation expense associated with the Common Series C Units of Topco.

c. Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions.

d. Represents fees and costs associated with activities related to our acquisitions, divestitures and related reorganization activities including professional fees, due diligence, and integration activities.

e. Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.

f. Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.

g. Represents (i) costs related to implementation of strategies for workplace safety in response to COVID-19, including additional sick pay for front-line associates and personal protective equipment; and (ii) benefits received from government grants for COVID-19 relief.

h. Represents (i) cash receipts from an insurance policy for claims related to the Take 5 Matter, and (ii) costs associated with the Take 5 Matter, primarily, professional fees and other related costs.

i. Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.

j. Represents unaudited periods July 1, 2023 to June 30, 2024 to sum up to last twelve months of financials (summations are unaudited).

k. Represents cash paid for fees and costs associated with activities related to our acquisitions, divestitures and reorganization activities including professional fees, due diligence, and integration activities.

l. Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.

m. Represents cash paid included in operating cash flow for our contingent consideration liabilities related to our acquisitions

n. Represents cash paid or (cash received) for (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including additional sick pay for front-line associates and personal protective equipment; and (b) benefits received from government grants for COVID-19 relief.

o. Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs.

p. Pass-through costs are costs that are paid by our clients, including media, sample, retailer fees and other marketing and production costs.

q. LTM Adjusted EBITDA is inclusive of discontinued operations.

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Thank you